UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (earliest event reported): November 30, 2017

BELMOND LTD.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

001-16017	98-0223493
(Commission file number)	(I.R.S. Employer Identification No.)

22 Victoria Street

Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

(441) 295-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

ITEM 5.02.                               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 30, 2017, Belmond Ltd. announced that effective January 2018, the role of Chief Operating Officer, currently held by Philippe Cassis, will be divided into two newly-created positions. Mr. Cassis will have ongoing responsibility for the Project Management Office, New Builds & Transitions, Food & Beverage, and Engineering, which will provide him with continued oversight on various key strategic projects, in his new role as Senior Vice President, Organizational Support. On November 30, 2017, the Company also announced the appointment of Daniel Ruff as Senior Vice President, Head of Global Operations, a role in which he will oversee the Company’s ongoing global operations upon his commencement.

Mr. Ruff, age 38, has served as President and Managing Director of Europe, the Middle East, Africa and India for Wyndham Hotel Group since November 2014. Prior to joining Wyndham Hotel Group, Mr. Ruff held various roles in corporate investments and development, brand integration and operations and special projects during his eleven-year tenure at Starwood Hotels & Resorts Worldwide, Inc., including as Vice President, Asset Management and Vice President, Owner Relations & Portfolio Management. Mr. Ruff began his career as an investment banking analyst with Credit Suisse First Boston. Mr. Ruff will be entitled upon commencement to the Company’s customary executive officer severance and indemnification agreements as set forth in Exhibits 10.11 and 10.12 to the Company’s Form 10-K for the year ended December 31, 2014.

A copy of the Company’s news release is attached as an exhibit to this report and incorporated herein by reference.

ITEM 9.01.          Financial Statements and Exhibits

(d)                          Exhibits

99                           News release of Belmond Ltd. dated November 30, 2017, being furnished to the Commission.

EXHIBIT INDEX

Exhibit Number	Description

99	News release of Belmond Ltd. dated November 30, 2017, being furnished to the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BELMOND LTD.

By:	/s/ Richard M. Levine
Name: Richard M. Levine
Title: Executive Vice President, Chief Legal Officer and Corporate Secretary

Date: November 30, 2017